UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 3, 2008

PURPLE BEVERAGE COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52450	01-0670370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Las Olas Blvd, Suite 830 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 462-8757

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Pursuant to the subscription agreement (the “Subscription Agreement”) effective December 12, 2007, between Purple Beverage Company, Inc. (the “Company”) and the holders named therein (the “Holders”), the Company issued to the Holders shares of the Company’s common stock, and granted to the Holders a common stock purchase warrant (the “2007 Warrant”) that entitled the Holders to purchase a certain number of the Company’s common stock (the “2007 Underlying Shares”) at an exercise price of $2.00 per share.

The Company has authorized amendments to the Subscription Agreement and the 2007 Warrants, subject to receipt of approvals required under the Subscription Agreement. Upon receipt by the Company of the requisite consents as set forth in the Subscription Agreement and acceptance by the Company, the Company will take certain steps which will reduce to $0.40 per share the effective purchase price for shares of the Company’s common stock purchased under the Subscription Agreement and by certain other purchasers who are entitled to similar anti-dilution and price protection as the Holders, will grant to all Holders of unexercised 2007 Warrants, newly-issued restricted shares of the Company’s common stock in an amount equal to 15% of the number of 2007 Underlying Shares into which unexercised 2007 Warrants are currently exercisable and thereupon all unexercised 2007 Warrants will be cancelled other than 2007 Warrants exercisable for 3,681,650 shares of common stock registered for resale with the SEC during August 2008, and permit the transfer and assignment of 3,681,650 2007 registered Warrants with a revised exercise price of $0.40 per share.

For a full description of the amendments and other agreements referred to herein reference is made to Exhibits 10.4 and 10.5 the terms of which are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*
10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*
10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008
10.4	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.
10.5	Form of Warrant Assignment Agreement

*	Previously filed as Exhibits 10.7 and 10.8, respectively to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

Dated: September 3, 2008	By:	/s/ Theodore Farnsworth

Name: Theodore Farnsworth Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*
10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*
10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008
10.4	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.
10.5	Form of Warrant Assignment Agreement

*	Previously filed as Exhibits 10.7 and 10.8, respectively to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008